EXHIBIT 10 (s)

                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


      FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of November 24, 2004 by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as, a "Lender" and collectively as, the "Lenders"), WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent for Lenders ("Agent"), and, on the other hand, THE BOMBAY COMPANY, INC., a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as, a "Borrower", and individually and collectively, jointly and severally, as, the "Borrowers").

      WHEREAS, the Borrowers, the Lenders, and the Agent are parties to that certain Loan and Security Agreement dated as of September 29, 2004 (as the same may be amended, amended and restated or otherwise modified and in effect from time to time, the "Loan Agreement"); and

      WHEREAS, the parties desire to amend the Loan Agreement as hereinafter set forth.

      NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.DEFINED TERMS.   Terms  not otherwise defined herein which are
defined in the Loan Agreement shall have the same respective meanings herein as therein.

      2.AMENDMENT TO COVER PAGE OF THE LOAN AGREEMENT. The cover page of the Loan Agreement is hereby amended by deleting the cover page in its entirety and substituting in lieu thereof the cover page attached as Exhibit A hereto.

      3.AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT.

            (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Bank Product Provider" therein in its entirety and inserting the following therefor:

                  "'Bank Product Provider' means collectively, the Agent Bank Product Provider and the Other Bank Product Providers."

            (b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Bank Product Reserves" therein in its entirety and inserting the following therefor:

                  "'Bank   Product  Reserves'  means,  as  of   any   date   of
                  determination,   the   amount  of  reserves  that  Agent  has
                  established (based upon Wells Fargo's







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                  or its Affiliate's reasonable  determination  of  the  credit exposure in respect of then extant Bank Products extended by Agent Bank Product Provider) for Bank Products extended by Agent Bank Product Provider then provided or outstanding."

            (c) Section 1.1 of the Loan Agreement is hereby amended by deleting the section reference to "Section 2.2(h)" in the definition of "Confirmation of Increase in Commitment" and substituting the following section reference "Section 2.2.A.(h)" therefor.

            (d) Section 1.1 of the Loan Agreement is hereby amended by inserting the letter "s" after the term "U.S. Lender" in the definition of "Lender Group" therein.

            (e) Section 1.1 of the Loan Agreement is hereby amended by deleting the word "and" immediately preceding clause (g) in the definition of "Permitted Disposition" therein and substituting a semicolon therefor and inserting the following new clause (h) therein, "and (h) the Bailey Street Disposition."

            (f) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of the word "Wholesale" in its entirety and substituting the following therefor:

                   "'Wholesale' means Bombay International, Inc., a Delaware corporation."

            (g) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in the proper alphabetical order:

                  "'Agent Bank Product Provider' means Wells Fargo or any of its Affiliates."

                  "'Bailey Street' means Bailey Street Trading Company, a Delaware corporation."

                  "'Bailey Street Disposition' means the sale of all or substantially all of the assets of Bailey Street either pursuant to an asset sale agreement reasonably satisfactory to the Agent or through a liquidation of assets through ordinary course inventory sales conducted by Bailey Street."

                  "'Other Bank Product Providers' means any Lender, other than Wells Fargo or any of its Affiliates."

      4.AMENDMENT TO SECTION 2.1.A OF THE LOAN AGREEMENT. Section 2.1.A.(b)(iii) of the Loan Agreement is hereby amended by deleting clause (iii) therein in its entirety and substituting the following therefor:

                  "(iii) Bank Products extended by Agent Bank Product Provider then provided or outstanding (based upon Wells Fargo's or its Affiliates







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                  reasonable determination of the credit exposure in respect of then extant Bank Products extended by Agent Bank Product Provider),"

      {section}5.AMENDMENT TO SECTION 2.1.B OF THE LOAN AGREEMENT.

            (a) Section 2.1.B(a) of the Loan Agreement is hereby amended by inserting the phrase, "less Canadian Revolver Usage" immediately after the phrase, "Maximum Canadian Revolver Amount" in clause (x)(A) therein.

            (b) Section 2.1.B.(b)(iii) of the Loan Agreement is hereby amended by deleting clause (iii) therein in its entirety and substituting the following therefor:

                  "(iii) Bank Products extended by Agent Bank Product Provider then provided or outstanding (based upon Wells Fargo's or its Affiliates reasonable determination of the credit exposure in respect of then extant Bank Products extended by Agent Bank Product Provider),"

      6.AMENDMENT TO SECTION 2.2 OF THE LOAN AGREEMENT.

            (a) Section 2.2.A.(e)(i) of the Loan Agreement is hereby amended by inserting the following phrase, "Subject to the limitation contained in Section 2.2.A.(g)(i)-(iii)" at the beginning of the first sentence thereof.

            (b) Section 2.2.A.(h) of the Loan Agreement is hereby amended by deleting clause (iv) therein in it entirety and renumbering each of the subsequent clauses so as to maintain the correct numerical order.

      {section}7.AMENDMENT TO SECTION 2.3 OF THE LOAN AGREEMENT.

            (a) Section 2.3(b)(i)L. of the Loan Agreement is hereby amended by inserting the phrase, "extended by Agent Bank Product Provider" after the phrase, "Bank Products" in the last sentence in paragraph "L" therein.

            (b) Section 2.3(b)(i)N. of the Loan Agreement is hereby amended by deleting clause (iv) therein in its entirety and substituting the following therefor:

                  "(iv) To Agent, to be held by Agent, for the benefit of the Agent Bank Product Provider, as cash collateral in an amount up to the amount of the Bank Product Reserve established prior to the occurrence of, and not in contemplation of, the subject Event of Default until Administrative Borrower's and its Subsidiaries' obligations in respect to the then extant Bank Products extended by Agent Bank Product Provider have been paid in full or the cash collateral amount has been exhausted."

            (c) Section 2.3(b)(i)O and P of the Loan Agreement is hereby amended by relettering paragraphs "O" and "P" as paragraphs "P" and "Q", renumbering the first word of each such paragraph as "sixteenth" and "seventeenth" and inserting the following new paragraph "O" therefor:







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                  "O.   fifteenth,  so long  as  no  Cash  Dominion  Event  has
                  occurred and is continuing, and at Agent's election (which election Agent agrees will not be made if an Overadvance would be created thereby), to pay amounts then due and owing by Administrative Borrower or its Subsidiaries in respect of Bank Products extended by Other Bank Product Providers, until paid in full,".

      8.AMENDMENT  TO  SECTION  6.3  OF THE LOAN  AGREEMENT.   Section
6.3(a)(iii) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting the following therefor:

                  "(iii)a Compliance Certificate demonstrating, in reasonable detail, compliance at the end of such period with the financial covenant contained in Section 7.21,"

      9.AMENDMENT TO SECTION 8.1 OF THE LOAN AGREEMENT. Section 8.1 of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting the following therefor:

            "8.1 Any Borrower shall fail to pay when due (a) any installment of principal whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment of the Obligations, and (b) any accounts payable to the Issuing Lender constituting reimbursement of Obligations. Any Borrower shall fail to pay any interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts constituting Obligations not set forth in clauses (a) or (b) of the preceding sentence herein (i) so long as clause (b) of the definition of Cash Dominion Event shall not have occurred, within 5 days after the date due, and (ii) when the same shall be due and payable at any time that clause (b) of the definition of Cash Dominion Event shall have occurred."

      10.AMENDMENT  TO  SECTION  16.20 OF THE LOAN AGREEMENT.  Section
16.20(e) of the Loan Agreement is hereby amended by adding the following proviso at the end of Section 16.20(e) "provided that no Lender shall be liable for any such claims, actions, proceedings, damages, costs, expenses and other amounts (including, attorney's fees and costs) resulting from the Agent's or such other Lender's gross negligence or willful misconduct".

      {section}11.AMENDMENT TO SCHEDULE C-1 OF THE LOAN AGREEMENT. Schedule C-1 of the Loan Agreement is hereby amended by deleting Schedule C-1 in its entirety and substituting in lieu thereof Schedule C-1 attached as Exhibit B hereto.

      {section}12.AMENDMENT TO SCHEDULE 6.2 OF  THE  LOAN  AGREEMENT.  Schedule
6.2 of the Loan Agreement is hereby amended by deleting Schedule 6.2 in its entirety and substituting in lieu thereof Schedule 6.2 attached as Exhibit C hereto.







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      13.CONDITIONS TO  EFFECTIVENESS.  This Amendment shall be deemed to be effective upon the receipt by the Agent of a fully executed counterpart hereof executed by each of the Borrowers and Lenders.

      14.REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

            (a) Representations and Warranties in the Loan Agreement. The representations and warranties of each of the Borrowers contained in the Loan Agreement, after giving effect to this Amendment, are true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated or permitted by the Loan Agreement and the other Loan Documents, or to the extent that such representations and warranties relate expressly to an earlier date.

            (b) Ratification, Etc. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Loan Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Loan Agreement or any other Loan Document shall hereafter refer to the Loan Agreement or any other Loan Document as amended hereby.

            (c) Authority, Etc. The execution and delivery by each of the Borrowers of this Amendment and the performance by each of the Borrowers of all of their agreements and obligations under the Loan Agreement as amended and the other Loan Documents hereby are within the corporate authority of each of the Borrowers and have been duly authorized by all necessary corporate action on the part of the Borrowers.

            (d) Enforceability of Obligations. This Amendment and the Loan Agreement as amended and the other Loan Documents hereby constitute the legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            (e)   No  Default.   After  giving effect  to  this  Amendment,  no
      Default or Event of Default has occurred and is continuing.

      15.NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of any Lender or the Borrowers under the Loan Agreement or the other Loan Documents.







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      16.EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

      17.MISCELLANEOUS.  THIS  AMENDMENT  SHALL  BE  DETERMINED UNDER,
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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      IN WITNESS WHEREOF, the parties hereto  have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                    BORROWERS:

                                    THE BOMBAY COMPANY, INC.


                                    By:___________________________________
                                    Title:


                                    BBA HOLDINGS, INC.




                                    By:___________________________________
                                    Title:


                                    BAILEY STREET TRADING COMPANY


                                    By:___________________________________
                                    Title:



                                    BOMBAY INTERNATIONAL, INC.


                                    By:___________________________________
                                    Title:


                                    THE BOMBAY FURNITURE COMPANY OF CANADA INC.


                                    By:___________________________________
                                    Title


Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement





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                                    WELLS  FARGO  RETAIL FINANCE, LLC, as Agent
                                    and as a U.S. Lender,


                                    By: ___________________________________
                                    Title:



                                    NATIONAL CITY BUSINESS CREDIT, INC., as
                                    Syndication Agent and as a U.S. Lender



                                    By: ___________________________________
                                    Title:

                                    CONGRESS FINANCIAL CORPORATION (SOUTHWEST), as Documentation Agent and as a U.S. Lender



                                    By: ___________________________________
                                    Title:

                                    SIEMENS FINANCIAL SERVICES, INC., as a U.S.
                                    Lender



                                    By: ___________________________________
                                    Title:



                                    TRANS   CANADA   CREDIT   CORPORATION,   as
                                    Canadian Agent and as Canadian Lender




                                    By:___________________________________
                                    Title:







Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement





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                          RATIFICATION OF GUARANTEE



      Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing Amendment, and agrees that its Guarantee, as applicable, from such Guarantor in favor of the Administrative Agent for the benefit of the Lenders and all other Loan Documents to which each of the Guarantors is a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.



                                    THE BOMBAY COMPANY, INC.


                                    By:___________________________________
                                    Title:


                                    BBA HOLDINGS, INC.




                                    By:___________________________________
                                    Title:


                                    BAILEY STREET TRADING COMPANY


                                    By:___________________________________
                                    Title:



                                    BOMBAY INTERNATIONAL, INC.


                                    By:___________________________________
                                    Title:




















Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement





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                                   EXHIBIT A









Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement





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                          LOAN AND SECURITY AGREEMENT


                                 BY AND AMONG


                           THE BOMBAY COMPANY, INC.

                                      AND

             EACH OF ITS SUBSIDIARIES THAT ARE SIGNATORIES HERETO

                                 AS BORROWERS,


                    THE LENDERS THAT ARE SIGNATORIES HERETO

                                  AS LENDERS,

                                      AND

                        WELLS FARGO RETAIL FINANCE, LLC

                     AS ARRANGER AND ADMINISTRATIVE AGENT

                                      AND

                      NATIONAL CITY BUSINESS CREDIT, INC.

                           AS THE SYNDICATION AGENT


                                      AND

                  CONGRESS FINANCIAL CORPORATION (SOUTHWEST)

                          AS THE DOCUMENTATION AGENT

                        DATED AS OF SEPTEMBER 29, 2004

















Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement





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                                   EXHIBIT B


Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement





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                                  SCHEDULE C-1
                                  COMMITMENTS



Lender                                     Canadian          U.S.      Accordion Commitment        Total Commitment
                                          Commitment     Commitment                           (Post-Accordion Activation)
Wells Fargo Retail Finance, LLC                  $0     $45,000,000*       $26,000,000                $71,000,000
National City Business Credit, Inc.              $0     $25,000,000        $10,000,000                $35,000,000
Congress Financial Corporation (Southwest)       $0     $35,000,000        $14,000,000                $49,000,000
Siemens Financial Services, Inc.                 $0     $20,000,000                 $0                $20,000,000
Trans Canada Credit Corporation         $18,000,000*             $0                 $0                $18,000,000
All Lenders                             $18,000,000    $125,000,000        $50,000,000               $175,000,000*








Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement




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                                   EXHIBIT C







Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement





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                                 SCHEDULE 6.2

                             COLLATERAL REPORTING

      Borrowers shall provide Agent (and if so requested by Agent, with copies for each Lender) with the following documents at the following times in form satisfactory to Agent:

            (a)   Weekly Reports.

            (i) Borrowing Base Certificate. During the continuance of a Cash Dominion Event, Administrative Borrower shall provide to Agent, on Wednesday of each week, a signed Borrowing Base Certificate (in the form of Exhibit B-1, as such form may be revised from time to time by Agent) provided, however, that Administrative Borrower, may, in its discretion, provide to Agent a Borrowing Base Certificate more frequently than as set forth herein. Such Certificate may be sent to Agent electronically (with an electronic signature) or by facsimile transmission, provided, further, that in each case, upon request by Agent, the original thereof is forwarded to Agent on the date of such transmission. No adjustments to the Borrowing Base Certificate may be made without supporting documentation and such other documentation as may be reasonably requested by Agent from time to time.

            (ii) During the continuance of a Cash Dominion Event, a collateral activity summary or "roll forward" inventory report.

            (b)   Monthly  Reports.   Monthly,  Administrative  Borrower  shall
      provide to Agent original counterparts of (each in such form as Agent from time to time may specify):

            (i) Within 15 days of the end of each month for the immediately preceding month or on the next business day, in the event the 15th day does not fall on a business day:

      A.       at all times other than as set forth  in  clause (a)(i) above, a
                  Borrowing Base Certificate (in the form of Exhibit B-1, as such form may be revised from time to time by Agent), provided, however, that Administrative Borrower, may, in its discretion, provide to Agent a Borrowing Base Certificate more frequently than as set forth herein. Such Borrowing Base Certificate may be sent to Agent electronically (with an electronic signature) or by facsimile transmission, provided that in each case, upon request by Agent, the original thereof is forwarded to Agent on the date of such transmission. No adjustments to the Borrowing Base Certificate may be made without supporting documentation and such other documentation as may be reasonably requested by Agent from time to time;

      B.       sales  audit  report  and  Inventory  summary  by  location  and merchandise class;

      C.          inventory certificate in Agent's format;







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Security Agreement





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      D.          a  collateral  activity summary or "roll  forward"  inventory report.

            (ii) Within 30 days of the end of each month for the immediately preceding month or on the next business day, in the event the 30th day does not fall on a business day:

      A.    reconciliation of the stock ledger to the general ledger; and

      B.    statement of store activity in Agent's format.

            (iii) For purposes of items(c)(i) and (c)(ii) above, the first "preceding month" in respect of which the items required by that Section shall be provided shall be September 15, 2004.

      In addition, each Borrower agrees to use its commercially reasonable efforts to assist Agent with the facilitation and implementation of a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.









Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement